UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 14, 2008

SUTOR TECHNOLOGY GROUP LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-51908	87-0578370
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No 8 Huaye Road
Dongbang Industrial Park
Changshu, 215534
People’s Republic of China
(Address of principal executive offices)

(+86) 755 -8370-8333
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

EXPLANATORY NOTE: This Form 8-K/A amends and restates in its entirety the Form 8-K filed by Sutor Technology Group Limited on November 14, 2008 (the “Initial Filing”). The sole purpose of this amendment is to correct certain typographical errors in exhibit 99.1 to the Initial Filing. The exhibit has been revised to make the following updates in the financial tables: (i) in the table, “SUTOR TECHNOLOGY GROUP LIMITED AND SUBSIDIARIES, CONSOLIDATED BALANCE SHEETS (unaudited),” the column headings should read “September 30, 2008” and “June 30, 2008” instead of “June 30, 2008” and “June 30, 2007,” and (ii) in the table, “SUTOR TECHNOLOGY GROUP LIMITED AND SUBSIDIARIES, CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited),” under “For the Three Months Ended,” the column headings should read “September 30, 2008”, and “September 30, 2007”, instead of “September 30, 2007”, and “September 30, 2006”.

On November 13, 2008, Sutor Technology Group Limited, a Nevada Corporation (the “Company”) issued a press release announcing its financial results for its first fiscal quarter ended September 30, 2008. A copy of the press release is hereby furnished as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

Reference is made to the disclosure set forth under Item 2.02 above, which disclosure is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated November 13, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTOR TECHNOLOGY GROUP LIMITED

By:	/s/ Yongfei Jiang

Yongfei Jiang Chief Financial Officer

Dated: November 17, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 13, 2008.